UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 8, 2005

MYRIAD GENETICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26642	87-0494517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 Wakara Way
Salt Lake City, Utah 84108

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (801) 584-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02             Results of Operations and Financial Condition

On February 8, 2005, Myriad Genetics, Inc. announced its financial results for the three and six months ended December 31, 2004.  The earnings release is attached hereto as an exhibit to this Current Report on Form 8-K and is being filed pursuant to this Item 2.02 as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01             Financial Statements and Exhibits.

(c)           The following exhibit is filed with this report:

Exhibit Number

Description

99.1	Earnings release dated February 8, 2005 for the three and six months ended December 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYRIAD GENETICS, INC.

Date: February 8, 2005	By:	/s/ Peter D. Meldrum
Peter D. Meldrum
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Earnings release dated February 8, 2005 for the three and six months ended December 31, 2004.